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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       February 4, 2005 (February 1, 2005)


                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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      DELAWARE                      0-23317                     06-1411336
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(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8. OTHER EVENTS

Item 8.01. Other Events

     Our preclinical laboratory testing business is subject to periodic inspection by the U.S. Food and Drug Administration (the "FDA"). As a result of an inspection in October 2003, we received a FDA Warning Letter (the "FDA Letter") on February 1, 2005. The FDA Letter focused on two preclinical studies conducted in 2001 and 2002 by TherImmune Research Corporation, prior to its acquisition by Gene Logic in 2003. A copy of the FDA Letter (with certain client specific information deleted) will be posted shortly on the FDA website at http://www.fda.gov/foi/warning.htm.

     The FDA Letter addresses the following issues with respect to the handling of these two studies: 1) data regarding the stability of test articles for both studies; 2) detection method sensitivity at the lowest dose for one of the studies; 3) time points for collection of electrocardiograms in one of the studies; and, 4) procedures in managing the administration of both studies.

     Following the October 2003 FDA inspection, we responded to the FDA's initial observations on October 27, 2003. Our response detailed specific corrective actions taken, including revision of certain operational procedures.

     Since receipt of the FDA Letter, we have been working cooperatively with the product sponsors for the two studies to address the issues raised by the FDA Letter. Based on what we now know, we believe our costs for resolving the issues specific to these two studies will not be material to us. We are currently working to complete and submit our response to the FDA in a timely manner, for further consideration by the FDA.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Gene Logic Inc.


                                                   By: /s/ Philip L. Rohrer, Jr.
                                                      --------------------------
                                                         Philip L. Rohrer, Jr.
                                                         Chief Financial Officer

Dated: February 4, 2005